Exhibit 99.2

Compass, Inc. Provides Anywhere Real Estate Inc. Fourth Quarter and Full Year 2025 Results
In connection with the acquisition of Anywhere, which closed on January 9, 2026, the Company is presenting selected unaudited historical financial information for Anywhere for the fourth quarter and year ended December 31, 2025. These results represent Anywhere’s standalone performance prior to the acquisition and are provided for informational purposes only. They do not reflect the results of the combined company, any purchase accounting adjustments, or the impact of post-closing integration activities. The Company’s results for the first quarter of 2026 will include Anywhere’s operating results from January 9, 2026 through March 31, 2026.

Table 1
ANYWHERE REAL ESTATE INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In millions)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Revenues
Gross commission income	$ 1,169	$ 1,104	$ 4,849	$ 4,629
Service revenue	150	140	607	574
Franchise fees	94	87	372	356
Other	35	31	132	133
Net revenues	1,448	1,362	5,960	5,692
Expenses
Commission and other agent-related costs	950	886	3,919	3,718
Operating	293	280	1,179	1,125
Marketing	47	52	190	195
General and administrative	101	89	404	392
Former parent legacy cost (benefit), net	—	1	(2)	2
Restructuring and merger-related costs, net	16	8	54	32
Impairments	1	11	8	20
Depreciation and amortization	49	47	192	198
Interest expense, net	43	36	162	153
Loss (gain) on the early extinguishment of debt	1	—	(1)	(7)
Other expense (income), net	—	1	(6)	—
Total expenses	1,501	1,411	6,099	5,828
Loss before income taxes, equity in losses (earnings) and noncontrolling interests	(53)	(49)	(139)	(136)
Income tax (benefit) expense	(28)	13	(43)	(2)
Equity in losses (earnings) of unconsolidated entities	1	1	(7)	(7)
Net loss	(26)	(63)	(89)	(127)
Less: Net income attributable to noncontrolling interests	—	(1)	(1)	(1)
Net loss attributable to Anywhere	$ (26)	$ (64)	$ (90)	$ (128)

Table 2
ANYWHERE REAL ESTATE INC.
CONSOLIDATED BALANCE SHEETS
(In millions, except share data)
(Unaudited)

	December 31,
	2025	2024
ASSETS
Current assets:
Cash and cash equivalents	$ 132	$ 118
Restricted cash	7	6
Trade receivables (net of allowance for doubtful accounts of $22 and $17)	117	101
Relocation receivables	154	150
Other current assets	198	206
Total current assets	608	581
Property and equipment, net	249	247
Operating lease assets, net	299	331
Goodwill	2,499	2,499
Trademarks	584	584
Franchise agreements, net	754	821
Other intangibles, net	85	106
Other non-current assets	520	467
Total assets	$ 5,598	$ 5,636
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$ 115	$ 101
Securitization obligations	143	140
Current portion of long-term debt	417	490
Current portion of operating lease liabilities	93	105
Accrued expenses and other current liabilities	578	553
Total current liabilities	1,346	1,389
Long-term debt	2,127	2,031
Long-term operating lease liabilities	255	284
Deferred income taxes	170	207
Other non-current liabilities	210	155
Total liabilities	4,108	4,066
Commitments and contingencies
Equity:
Anywhere preferred stock: $0.01 par value; 50,000,000 shares authorized, none issued and outstanding at December 31, 2025 and December 31, 2024	—	—
Anywhere common stock: $0.01 par value; 400,000,000 shares authorized, 112,863,522 shares issued and outstanding at December 31, 2025 and 111,261,825 shares issued and outstanding at December 31, 2024	1	1
Additional paid-in capital	4,834	4,827
Accumulated deficit	(3,309)	(3,219)
Accumulated other comprehensive loss	(39)	(42)
Total stockholders' equity	1,487	1,567
Noncontrolling interests	3	3
Total equity	1,490	1,570
Total liabilities and equity	$ 5,598	$ 5,636

Table 3
ANYWHERE REAL ESTATE INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)

	Year Ended December 31,
	2025	2024
Operating Activities
Net loss	$ (89)	$ (127)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	192	198
Deferred income taxes	(37)	(2)
Impairments	8	20
Amortization of deferred financing costs and debt premium	8	8
Gain on the early extinguishment of debt	(1)	(7)
(Gain) loss on the sale of businesses, investments or other assets, net	(5)	3
Equity in earnings of unconsolidated entities	(7)	(7)
Stock-based compensation	19	17
Other adjustments to net loss	(2)	(2)
Net change in assets and liabilities, excluding the impact of acquisitions and dispositions:
Trade receivables	(14)	4
Relocation receivables	(3)	(12)
Other assets	45	93
Accounts payable, accrued expenses and other liabilities	(14)	(65)
Dividends received from unconsolidated entities	14	3
Other, net	(15)	(20)
Net cash provided by operating activities	99	104
Investing Activities
Property and equipment additions	(101)	(78)
Net proceeds from the sale of businesses	1	—
Proceeds from the sale of investments in unconsolidated entities	6	—
Other, net	6	1
Net cash used in investing activities	(88)	(77)
Financing Activities
Net change in Revolving Credit Facility	(75)	205
Repayment of Term Loan A Facility	—	(194)
Proceeds from issuance of Senior Secured Second Lien Notes	500	—
Repurchases of Exchangeable Senior Notes	(395)	—
Repurchases and redemption of Senior Notes	—	(19)
Amortization payments on term loan facilities	—	(12)
Net change in securitization obligations	3	25
Debt issuance costs	(10)	—
Cash paid for fees associated with early extinguishment of debt	(2)	—
Taxes paid related to net share settlement for stock-based compensation	(12)	(3)
Proceeds from sale of equity interest in certain title and escrow entities	19	—
Other, net	(25)	(23)
Net cash provided by (used in) financing activities	3	(21)
Effect of changes in exchange rates on cash, cash equivalents and restricted cash	1	(1)
Net increase in cash, cash equivalents and restricted cash	15	5
Cash, cash equivalents and restricted cash, beginning of period	124	119
Cash, cash equivalents and restricted cash, end of period	$ 139	$ 124

Supplemental Disclosure of Cash Flow Information
Interest payments (including securitization interest of $10 for both periods presented)	$ 166	$ 158
Income tax (refunds) payments, net	(27)	1

Table 4

ANYWHERE REAL ESTATE INC.
2025 KEY DRIVERS

	Quarter Ended				Year Ended
	March 31, 2025	June 30 2025	September 30, 2025	December 31, 2025	December 31, 2025
Anywhere Brands - Franchise Group (a)
Closed homesale sides	137,089	186,970	193,485	169,802	687,346
Average homesale price	$ 516,999	$ 527,356	$ 526,210	$ 531,910	$ 526,093
Average homesale broker commission rate	2.41%	2.41%	2.41%	2.40%	2.41%
Net royalty per side	$ 453	$ 474	$ 466	$ 476	$ 468
Anywhere Advisors - Owned Brokerage Group
Closed homesale sides	49,461	69,479	68,774	60,284	247,998
Average homesale price	$ 799,750	$ 800,807	$ 775,730	$ 787,852	$ 790,493
Average homesale broker commission rate	2.35%	2.38%	2.37%	2.36%	2.37%
Gross commission income per side	$ 19,720	$ 19,882	$ 19,235	$ 19,396	$ 19,552
Anywhere Integrated Services - Title Group
Purchase title and closing units	21,349	28,829	27,488	24,342	102,008
Refinance title and closing units	2,504	2,881	2,969	4,223	12,577
Average fee per closing unit	$ 3,476	$ 3,533	$ 3,588	$ 3,542	$ 3,538
_______________
(a)Includes all franchisees except for Owned Brokerage Group.

Table 5a
ANYWHERE REAL ESTATE INC.
NON-GAAP RECONCILIATION - OPERATING EBITDA
THREE MONTHS ENDED DECEMBER 31, 2025 AND 2024
(In millions)
Set forth in the table below is a reconciliation of Net loss attributable to Anywhere to Operating EBITDA as defined in Table 7 for the three-month periods ended December 31, 2025 and 2024:

	Three Months Ended December 31,
	2025	2024
Net loss attributable to Anywhere	$ (26)	$ (64)
Income tax (benefit) expense	(28)	13
Loss before income taxes	(54)	(51)
Add: Depreciation and amortization	49	47
Interest expense, net	43	36
Stock-based compensation (a)	6	5
Restructuring and merger-related costs, net (b)	16	8
Impairments (c)	1	11
Former parent legacy cost, net	—	1
Legal contingencies (d)	—	(8)
Loss on the early extinguishment of debt	1	—
Loss on the sale of businesses, investments or other assets, net	—	3
Operating EBITDA	$ 62	$ 52
_______________
(a)Stock-based compensation is a non-cash expense that is based on grant date fair value, which is influenced by the Anywhere's stock price, and recognized over the requisite service period. This line does not include $26 million and $1 million of expense during the fourth quarter of 2025 and 2024, respectively, that relates to employee long-term incentives which primarily include cash-settled awards that fluctuate with Anywhere's stock price. Of these amounts, approximately $22 million of expense and $4 million of benefit during the fourth quarter of 2025 and 2024, respectively, represent cash-settled awards that fluctuate with Anywhere’s stock price.
(b)Restructuring and merger-related costs, net includes personnel-related, facility-related and other costs related to professional fees and consulting fees as a result of the Anywhere's restructure plans and transaction-related expenses incurred in connection with Merger with Compass which primarily consist of legal, advisory, accounting and other professional service fees. Includes $8 million of merger-related costs for the three months ended December 31, 2025.
(c)Non-cash impairments primarily related to leases and other assets.
(d)Legal contingencies do not include cases that are part of Anywhere's normal operating activities or legal expenses incurred in the ordinary course of business.

Table 5b
ANYWHERE REAL ESTATE INC.
NON-GAAP RECONCILIATION - OPERATING EBITDA
FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024
(In millions)
Set forth in the table below is a reconciliation of Net loss attributable to Anywhere to Operating EBITDA as defined in Table 7 for the years ended December 31, 2025 and 2024:

	Year Ended December 31,
	2025	2024
Net loss attributable to Anywhere	$ (90)	$ (128)
Income tax benefit	(43)	(2)
Loss before income taxes	(133)	(130)
Add: Depreciation and amortization	192	198
Interest expense, net	162	153
Stock-based compensation (a)	19	17
Restructuring and merger-related costs, net (b)	54	32
Impairments (c)	8	20
Former parent legacy (benefit) cost, net	(2)	2
Legal contingencies (d)	—	2
Gain on the early extinguishment of debt (e)	(1)	(7)
(Gain) loss on the sale of businesses, investments or other assets, net	(5)	3
Operating EBITDA	$ 294	$ 290
_______________
(a)Stock-based compensation is a non-cash expense that is based on grant date fair value, which is influenced by the Anywhere's stock price, and recognized over the requisite service period. This line does not include $68 million and $19 million of expense during the year ended December 31, 2025 and 2024, respectively, that relates to employee long-term incentives which primarily include cash-settled awards that fluctuate with Anywhere's stock price. Of these amounts, approximately $52 million and $4 million during the year ended December 31, 2025 and 2024, respectively, represent cash-settled awards that fluctuate with Anywhere’s stock price.
(b)Restructuring and merger-related costs, net includes personnel-related, facility-related and other costs related to professional fees and consulting fees as a result of the Anywhere's restructure plans and transaction-related expenses incurred in connection with Merger with Compass which primarily consist of legal, advisory, accounting and other professional service fees. Includes $13 million of merger-related costs for the year ended December 31, 2025.
(c)Non-cash impairments primarily related to leases and other assets.
(d)Legal contingencies do not include cases that are part of Anywhere's normal operating activities or legal expenses incurred in the ordinary course of business.
(e)Gain on the early extinguishment of debt relates to the issuance of 9.75% Senior Secured Second Lien Notes and repurchases of a portion of the Exchangeable Senior Notes that occurred during 2025, as well as the repurchases of Unsecured Notes that occurred during the third quarter of 2024.

Table 6
ANYWHERE REAL ESTATE INC.
NON-GAAP RECONCILIATION - FREE CASH FLOW
FOR THE YEARS ENDED DECEMBER 31, 2025 AND 2024
(In millions)
A reconciliation of Net cash provided by operating activities to Free Cash Flow is set forth in the following table:

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
Net cash provided by operating activities	$ 114	$ 67	$ 99	$ 104
Property and equipment additions	(32)	(24)	(101)	(78)
Net change in securitization obligations	(37)	(8)	3	25
Effect of exchange rates on cash, cash equivalents and restricted cash	—	(2)	1	(1)
Free Cash Flow	$ 45	$ 33	$ 2	$ 50

Net cash used in investing activities	$ (32)	$ (23)	$ (88)	$ (77)
Net cash (used in) provided by financing activities	$ (88)	$ (24)	$ 3	$ (21)

Table 7
Non-GAAP Definitions
Operating EBITDA is Anywhere's primary non-GAAP measure. Anywhere defines Operating EBITDA as net income (loss) adjusted for depreciation and amortization, interest expense, net (excluding relocation services interest for securitization assets and securitization obligations), income taxes, and certain non-core items.
Non-core items include non-cash stock-based compensation, restructuring and merger-related costs, impairments, former parent legacy items, legal contingencies unrelated to normal operations which currently includes industry-wide antitrust lawsuits and class action lawsuits, gains or losses on the early extinguishment of debt, and gains or losses on discontinued operations or the sale of businesses, investments or other assets. The adjustment for stock-based compensation reflects non-cash expenses that are based on grant date fair value, which is influenced by Anywhere's stock price, and recognized over the requisite service period. The adjustment for legal contingencies excludes cases that are part of Anywhere's normal operating activities and legal expenses incurred in the ordinary course of business.
Anywhere presents Operating EBITDA because it believes it is useful as a supplemental measure in evaluating the performance of Anywhere's operating businesses and provides greater transparency into Anywhere's results of operations. Operating EBITDA should not be considered in isolation or as a substitute for net income or other statement of operations data prepared in accordance with GAAP.
Anywhere believes Operating EBITDA facilitates company-to-company operating performance comparisons by backing out potential differences caused by variations in capital structures (affecting net interest expense), taxation, the age and book depreciation of facilities (affecting relative depreciation expense) and the amortization of intangibles, as well as other items that are not core to the operating activities of Anywhere, which may vary for different companies for reasons unrelated to operating performance. Anywhere further believes that Operating EBITDA is frequently used by securities analysts, investors and other interested parties in their evaluation of companies, many of which present an Operating EBITDA measure when reporting their results.
Operating EBITDA has limitations as an analytical tool, and you should not consider Operating EBITDA either in isolation or as a substitute for analyzing Anywhere's results as reported under GAAP. Some of these limitations are:
•this measure does not reflect changes in, or cash required for, working capital needs;
•this measure does not reflect interest expense (except for interest related to securitization obligations), or the cash requirements necessary to service interest or principal payments on debt;
•this measure does not reflect income tax expense or the cash requirements to pay taxes;
•this measure does not reflect historical cash expenditures or future requirements for capital expenditures or contractual commitments;
•although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often require replacement in the future, and this measure does not reflect any cash requirements for such replacements; and
•other companies may calculate this measure differently so they may not be comparable.
Free Cash Flow is defined as net cash provided by (used in) operating activities less capital expenditures, the net change in securitization obligations and the effect of exchange rates on cash, cash equivalents and restricted cash. Anywhere uses Free Cash Flow as a liquidity measure in its internal evaluation of operating effectiveness and in making decisions regarding the allocation of resources, including assessing the Company's ability to generate cash. Free Cash Flow is not defined by GAAP and should not be considered in isolation or as an alternative to net cash provided by (used in) operating, investing and financing activities or other financial data prepared in accordance with GAAP. Free Cash Flow may differ from similarly titled measures presented by other companies.